                                                                     EXHIBIT 1.4


                          WEYERHAEUSER MORTGAGE COMPANY
                       MORTGAGE INVESTOR SERVICING REPORT


CUTOFF DATE:    JUNE 30, 1997                          GROUP:          INV #813
REPORT DATE:    JULY 25, 1997                          SERIES:         1988-1

SECTION 1 - MORTGAGE POOL ADMINISTRATION

====================================================================================================
                                         # OF          P & I             POOL             POOL
POOL ACTIVITY                           LOANS        CONSTANT          INTEREST         PRINCIPAL
====================================================================================================
Beginning Balance                          65       76,240.70                           9,018,166.45
                                  ------------------------------------------------------------------
Installments                                                           58,742.75           13,647.63
                                  ------------------------------------------------------------------
Curtailments                                                                                1,559.83
                                  ------------------------------------------------------------------
Liquidations                                1         1,130.98            925.18          132,562.70
                                  ------------------------------------------------------------------
Other                                                     0.00              9.45                0.00
                                  ------------------------------------------------------------------
Ending Balance                             64        75,109.72                          8,870,396.29
                                  ==================================================================
                                                     SERVICING FEE:                         2,722.43
                                                                                        ------------

                      TOTAL
DELINQUENTS            DELQ         30 DAYS         60 DAYS           90 DAYS +             F/C
===============================================================================================
# Of Loans                3               3               0                 0                 0
                -------------------------------------------------------------------------------
Princ Bal        450,785.30      450,785.30            0.00              0.00              0.00
                -------------------------------------------------------------------------------
% Delq                 5.08%           5.08%           0.00%             0.00%            0.00%
                -------------------------------------------------------------------------------

                                                   INTEREST         PRINCIPAL              S/F

Amount Prepaid                                     5,984.23          1,428.86            277.42
                                               ------------------------------------------------
Amount Delinquent                                  3,099.01            700.55            140.87
                                               ------------------------------------------------

SECTION 1-A - SCHEDULED MORTGAGE INSTALLMENTS

================================================================================
WAM = Nov-2017                        NOTE RATE = (                   8.238198%)
WAMG = 2.5000

  A. CONSTANT                      B. SCHEDULED                     C. SCHED.
                                      INTEREST                         PRINCIPAL
--------------------------------------------------------------------------------
    76,240.70                         61,822.50                        14,418.20
--------------------------------------------------------------------------------

SECTION 2 - SCHEDULE OF PAYMENTS                1988-1            JUNE 30, 1997

====================================================================================================
   A. SCHEDULED                   B. ADDITIONAL    C.  PREPAIDS        D. OTHERS        E. TOTAL
      PRINCIPAL                      PRINCIPAL         IN FULL                             PRINCIPAL
====================================================================================================
      14,418.20                        1,559.83      132,356.90             9.45          148,344.38
====================================================================================================
F. Int. Distribution Amount (Yield                                      7.851876%)         58,923.40
                                                                                     ---------------
G. Total Distribution Amount (Principal & Interest)                                       207,267.78
                                                                                     ===============
H. Certificates A-1 Distribution
                                   (E x 91.00%)  Princ:               134,993.38
                                   (E x 91.00%)  Int:                  53,620.29
                                                                                     ---------------
                                                                                          188,613.67
                                                                                     ===============
I. Certificate B Distribution (G x 8.6%)
                                    (E x 9.00%)  Princ:                13,351.00
                                    (F x 9.00%)  Int:                   5,303.11
                                                                                     ---------------
                                                                                           18,654.11
                                                                                     ===============
SECTION 3 - PRINCIPAL AMOUNT OF SECURITIES
====================================================================================================
A. Beginning Aggregate Security Balance                                                 9,005,246.29
                                                                                     ---------------
B. Principal Distribution Amount                                                          148,344.38
                                                                                     ---------------
C. Ending Aggregate Security Balance                                                    8,856,901.91
                                                                                     ===============

MEMO ITEM
====================================================================================================
A. Book Value Of Real Estate Acquired Through Foreclosure                                  N/A
                                                                                     ---------------
B. Ending Aggregate Security Balance Of The Class A
   Certificates (91.00% of Security Balance)                                            8,059,780.34
                                                                                     ---------------
C. Ending Aggregate Security Balance Of The Class B
   Certificates (9.00% of Security Balance)                                               797,121.57
                                                                                     ---------------

All distributions required to be made by First Interstate Bank for the reporting
month of: June 1997                        Payable: July 25, 1997 have been
made.

Certified by:


/s/ KATHY MUELLER
----------------------------------
Kathy Mueller, Supervisor
Investor Reporting Department

================================================================================
           SUBORDINATED AMOUNT                   1988-1            JUNE 30, 1996
================================================================================
                                                 PERCENT              DOLLARS
 A.  BEGINNING BALANCE                               9.00           5,321,575.06
                                               ---------------------------------
 B.  AGGREGATE LOSSES                                                 124,685.11
                                               ---------------------------------
 C.  SCHEDULED ADJUSTMENTS PER
     POOLING & SERVICING AGREEMENT                                          0.00
                                               ---------------------------------
 D.  ENDING BALANCE                                  9.00           6,554,146.24
================================================================================

RESERVE FUND

 A.  BEGINNING BALANCE                                              5,917,510.96
                                                                 ---------------
 B.  (+) INTEREST CREDITED                                             21,247.73
                                                                 ---------------
 C.  (-) INTEREST WITHDRAWN                                            21,247.73
                                                                 ---------------
 D.  (+) CLASS B PRINCIPAL (UNTIL LIMITS ARE REACHED)                  13,351.00
                                                                 ---------------
 E.  (+) CLASS B INTEREST (UNTIL LIMITS ARE REACHED)                    5,303.11
                                                                 ---------------
 F.  (-) TRANSFER TO CLASS A
                                                                 ---------------

 G.  SUB TOTAL                                                      5,936,165.07
================================================================================

 NOTES:

   INITIAL DEPOSIT (UNRETURNED TO SELLER)                                   0.00
                                                                 ---------------
   THREE CURRENT HIGHEST PRINCIPAL BALANCES                         1,115,476.46
                                                                 ---------------
   SPECIFIED RESERVE FUND:                                          5,930,810.27
                                                                 ---------------
   CLASS B  PRIN & INT  TRANSFER TO REPUBLIC FEDERAL:                   5,354.80
    (equal to amt over Specified Reserve Fund Limit              ---------------

--------------------------------------------------------------------------------
 H.  ENDING BALANCE                                                 5,930,810.27
================================================================================

                    RECONCILIATION OF POOL PRINCIPAL BALANCE
                         WITH SECURITY PRINCIPAL BALANCE
                                  POOL NO. 813

                                                       8,870,396.29
                (+)                                        1,428.86
                (-)                                          700.55
                (-)                                       14,418.20
                (+)                                          205.80
                (-)                                            9.45

                                                       8,856,902.75

                                                       8,856,901.91

                                                               0.84

                   RECONCILIATION OF CUSTODIAL ACCOUNT BALANCE

                (+)                                        7,413.09
                (-)                                          277.42
                (-)                                        3,799.56
                (+)                                          140.87
                (+)                                        1,559.83
                (+)                                            9.45
                (+)                                            0.43
                (+)                                      132,356.90
                (+)                                        1,130.98
                (-)                                           41.43

                                                         138,492.28

                                                         138,544.28

                                                              52.00

                          SENIOR SUBORDINATED PASS-THRU
                          SPECIFIED RESERVE FUND LIMITS

REPORTING MONTH:  6/30/97                                               1988-1
                                                                     -----------
      (A)       TERM                                                          30
      (B)       LOAN TYPE                                                   ARMS
      (C)       CLASS A %                                                 91.00%
      (D)       CLASS B %                                                  9.00%
      (E)       ORIGINAL AGGREGATE BALANCE                            74,209,237
      (F)       CURRENT UPB                                            8,870,396
      (G)       RULE CHANGE DATE                                        06/01/98
      (H)       ORIGINAL CUTOFF DATE                                    05/01/88

SUBORDINATED CALCULATIONS (FORMULA TO BE REVISED AT RULE CHANGE DATE)

      (I)       PREVIOUS SUBORDINATED AMT                              6,678,831
      (J)       CLASS B % OF CURR UPB (E)x(D)                          6,678,831
      (K)       AGGREGATE LOSSES                                         124,685
      (L)       SUB AMT UNTIL RULE CHANGE DATE (J-K)                   6,554,146

RESERVE CALCULATIONS (FORMULA TO BE REVISED AT RULE CHANGE DATE)

      (M)       ADVANCE RESERVE                                          175,000
      (N)       1% OF CURR AGG BAL (E) x .01                             742,092
      (O)       O.S. UPB CLASS B (F)x(D)                                 798,336
      (P)       SUBORD AMT - OS UBP CLASS B (L)-(O)                    5,755,810
      (Q)       ADV RES + GRT'R OF: (N) or (P)                         5,930,810
                                                                    ------------

MINIMUM RESERVE FUND

      (R)       O.S. UPB 3 LARGEST LNS                                 1,115,478
      (S)       SUBORDINATED AMOUNT + ADV RES (M)+(R)                  1,290,478
                                                                    ------------
      (T)       SPECIFIED RESERVE FUND = > OF (Q)or(S)                 5,930,810
                                                                    ============
      (U)       CURRENT RESERVE FUND BALANCE                           5,930,810

STATUS OF INITIAL DEPOSIT

      (V)       ORIGINAL INITIAL DEPOSIT                                 175,000

                                      RULES
                                      -----
 SUBORDINATED AMOUNT                        AFTER RULE CHANGE DATE: SUB AMOUNT =
 UNTIL RULE CHANGE DATE: SUB AMOUNT =       LESSER OF A: PREVIOUS SUB AMOUNT AND
 CLASS B % OF ORIG AGGR BAL                               B: THE SUM OF
 LESS AGGR LOSSES SINCE ORIG CUTOFF DATE                     (x) CLASS B % OF CURRENT UPB
                                                             (y) 6/1998 80% OF (A)-(x)   }
                                                                 6/1999 60% OF (A)-(x)   }
                                                                 6/2000 40% OF (A)-(x)   } REDUCTION SCHEDULE
                                                                 6/2001 20% OF (A)-(x)   }
                                                                 6/2002+ 0% OF (A)-(x)   }
                                             HOWEVER:
                                             (B) CANNOT < SUM OF O.S. UPB 3 LARGEST LOANS

IMPORTANT:

     IF DURING THE 12 MONTHS PRECEDING AN ANNIVERSARY DATE 90 DAY+DELINQUENCIES -4% OF TOTAL LOAN COUNT FOR 2 CONSECUTIVE MONTHS, THE REDUCTION FOR THAT MONTH WILL NOT TAKE PLACE.

     IF DURING THE 12 MONTHS PRECEDING AN ANNIVERSARY DATE THE ABOVE RULE IS NOT BROKEN, REDUCTIONS WILL TAKE PLACE AS SCHEDULED.

      WITH THE CONSENT OF THE RATING AGENCY & SO LONG AS SUCH ACTION DOES NOT RESULT IN THE DOWNGRADING OF THE RATING THEN ASSIGNED TO CLASS A CERTS BY THE RATING AGENCY, THE SUB AMT MAY BE REDUCED EARLIER THAN SCHEDULED.

================================================================================
SPECIFIED RESERVE FUND

UNTIL RULE CHANGE DATE: SPECIFIED RESERVE FUND =

             THE SUM OF (i) ADVANCE RESERVE
             AND       (ii) THE GREATER OF
                                       (a) 1% OF ORIGINAL AGGR BAL
                                       (b) SUB AMOUNT - O.S. BAL CLASS B
HOWEVER;
(ii) CANNOT BE < THE SMALLER OF: (a) THE O.S. UPB 3 LRGST LOANS ....
                                              (b) SUB AMOUNT
                   NOR >: SUBORDINATED AMOUNT
WHEN SUB AMOUNT = ZERO, SPECIFIED RESERVE FUND = ADVANCE RESERVE>

CONVERTIBLE OPTION - OPTION OF MORTGAGOR TO CONVERT FROM ARM TO FIXED WITHIN 12 TO 60 MONTH PERIOD FROM ORIGIN. LOAN MUST BE REPURCHASED ON LAST DAY OF MONTH OF CONVERSION.